EXECUTION COPY FIRST AMENDMENT TO CREDIT AGREEMENT This First Amendment to Credit Agreement (this “Amendment”) is made as of April 30, 2024, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “ Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Loan Parties, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; and WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended as follows: (i) By amending the definition of “Borrowing Base” by amending and restating clause (a) thereof to read in its entirety as follows: “ “(a) the least of (i) $25,000,000, (ii) 55% multiplied by the face amount of Eligible Trade Receivables, (iii) Cost of Eligible Inventory, multiplied by the NOLV Percentage, or (iv) the Cost of Eligible Inventory, multiplied by the Inventory Advance Rate; plus” (ii) By amending and restating the definition of “Early Termination Fee” to read in its entirety as follows: “ “Early Termination Fee” has the meaning specified in the Fee Letter described in clause (i) of the definition of such term.”

2 (iii) By amending and restating the definition of “Fee Letter” to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, and (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent.” (iv) By adding the following new definitions thereto in appropriate alphabetical order: “ “Increased Inventory Period” means the period between March 1 and July 31 of each calendar year (other than with respect to the calendar year 2024, in which case the period between the First Amendment Effective Date and July 31, 2024), to the extent elected by the Borrower for each applicable calendar year in a written notice to the Administrative Agent by February 1 of such calendar year; provided, further, that notwithstanding the foregoing, the Increased Inventory Period for the calendar year 2024 shall be the period commencing on the First Amendment Effective Date and ending on July 31, 2024. For the avoidance of doubt, except as provided in the second proviso in the immediately preceding sentence, (x) the Borrower may not elect to utilize an Increased Inventory Period for any calendar year that is shorter than the period between March 1 and July 31 of such calendar year, and (y) if the Administrative Agent has not received a written notice of election to utilize an Increased Inventory Period for any calendar year by February 1 of such calendar year, the Borrower shall be deemed to have declined its right to make any such election for such calendar year.” “ “NOLV Percentage” means, as of any date of determination, (i) at all times other than during an Increased Inventory Period, the product of the Appraisal Percentage multiplied by the Appraised Value of Eligible Inventory, and (ii) during an Increased Inventory Period, the greater of (x) the product of the Appraisal Percentage multiplied by the Appraised Value of Eligible Inventory, and (y) (1) during the period between March 1 and June 30 of such Increased Inventory Period, 30%, or (2) during the period between July 1 and July 31 of such Increased Inventory Period, 25%.” 3. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral

3 previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 4. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received counterparts of (i) this Amendment, and the Fee Letter described in clause (ii) of the definition thereof (as amended hereby), in each case duly executed and delivered by each of the parties hereto and thereto. (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since the date of the balance sheet included in the Audited Financial Statements, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to (i) the Fee Letter described in clause (ii) of the definition thereof (as amended hereby), and (ii) Section 11.04 of the Credit Agreement. (e) No Default or Event of Default shall have occurred and be continuing. (f) The Administrative Agent shall have received a consent letter from the Existing Reimbursement Facility Agent under the Intercreditor Agreement, pursuant to which the Existing Reimbursement Facility Agent shall have provided consent to the amendments contemplated hereby (to the extent required pursuant to the Intercreditor Agreement), which consent letter shall be in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Existing Reimbursement Facility Agent. (g) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 5. Representations and Warranties. (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Unsecured Notes Documents, the Existing L/C Facility Documents, the Existing Reimbursement Facility Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to

4 have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since the date of the balance sheet included in the Audited Financial Statements, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) None of any Loan Party’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date have been amended, modified, supplemented, revoked or rescinded since the Closing Date, and all of such Organization Documents remain in full force and effect as of the date hereof. (f) No Default or Event of Default has occurred and is continuing. 6. Miscellaneous. (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A

5 TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Signature Page to First Amendment to Credit Agreement IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written. BABCOCK & WILCOX ENTERPRISES, INC., as Borrower By: ____________________________ Name: Rodney E. Carlson Title: Treasurer AMERICON EQUIPMENT SERVICES, INC. AMERICON, LLC BABCOCK & WILCOX CONSTRUCTION CO., LLC BABCOCK & WILCOX EQUITY INVESTMENTS, LLC BABCOCK & WILCOX HOLDINGS, LLC BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION BABCOCK & WILCOX INTERNATIONAL, INC. THE BABCOCK & WILCOX COMPANY BABCOCK & WILCOX TECHNOLOGY, LLC DIAMOND OPERATING CO., INC. DIAMOND POWER CHINA HOLDINGS, INC. DIAMOND POWER EQUITY INVESTMENTS, INC. DIAMOND POWER INTERNATIONAL, LLC SOFCO – EFS HOLDINGS LLC BABCOCK & WILCOX SPIG, INC. BABCOCK & WILCOX CANADA CORP. BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC BABCOCK & WILCOX SOLAR ENERGY, INC. BABCOCK & WILCOX CHANUTE, LLC BABCOCK & WILCOX FPS INC., as Guarantors By: ____________________________ Name: Rodney E. Carlson Title: Treasurer DocuSign Envelope ID: D563F673-C617-40AE-B7F8-4C12F480C12E

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc.